Exhibit (q)

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, David L. Bodde, hereby constitutes and appoints William R. Schuetter and Diana E. McCarthy his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 13, 2012

/s/ David L. Bodde

David L. Bodde

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Martin E. Galt, III, hereby constitutes and appoints William R. Schuetter and Diana E. McCarthy his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 13, 2012

/s/ Martin E. Galt, III

Martin E. Galt, III

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Scott D. Monette, hereby constitutes and appoints William R. Schuetter and Diana E. McCarthy his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: February 21, 2018

/s/ Scott D. Monette

Scott D. Monette

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Charles W. Peffer, hereby constitutes and appoints William R. Schuetter and Diana E. McCarthy his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 13, 2012

/s/ Charles W. Peffer

Charles W. Peffer

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Erika Z. Schenk, hereby constitutes and appoints William R. Schuetter and Diana E. McCarthy her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: February 21, 2018

/s/ Erika Z. Schenk

Erika Z. Schenk

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, James M. Snowden, Jr., hereby constitutes and appoints William R. Schuetter and Diana E. McCarthy his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 13, 2012

/s/ James M. Snowden, Jr.

James M. Snowden, Jr.

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Vernon R. Stranghoener, Jr., hereby constitutes and appoints William R. Schuetter and Diana E. McCarthy his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: February 22, 2018

/s/ Vernon R. Stranghoener, Jr.

Vernon R. Stranghoener, Jr.